UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11073 (Commission File Number)	47-0731996 (IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado (Address of Principal Executive Offices)		80111 (Zip Code)

Registrant’s Telephone Number, Including Area Code:   (303) 967-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 27, 2005, First Data Corporation (the “Company”) issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01               Regulation FD Disclosure.

The Company presented a slide presentation at an investor conference held on January 27, 2005.  Selected slides from that presentation are attached hereto as Exhibit 99.2.  The information furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(c)           The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by the Company on January 27, 2005.
99.2	Selected slides from presentation at the investor conference held on January 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Date:  January 27, 2005

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by the Company on January 27, 2005.
99.2	Selected slides from presentation at the investor conference held on January 27, 2005.